SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 21, 2004
                ________________________________________________
                Date of Report (Date of earliest event reported)


                         21ST CENTURY TECHNOLOGIES, INC.
             ______________________________________________________

             (Exact name of registrant as specified in its charter)


           Nevada                   000-29209                    48-1110566
________________________________________________________________________________
(State or other jurisdiction       (Commission                 (I.R.S Employer
     of incorporation)             File Number)              Identification No.)


                            2700 W. Sahara Boulevard
                                    Suite 440
                                Las Vegas, Nevada
                                      89102
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


                                 (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code

ITEM 5.  OTHER EVENTS.

21ST CENTURY TECHNOLOGIES OUTLINES SUCCESSION STRATEGY AFTER PASSING OF CHAIRMAN/CEO

LAS VEGAS--(PRNEWSWIRE)--April 21, 2004--21st Century Technologies, Inc. (OTC:BB TFCT.OB) today announced the Company's succession strategy after the passing of Chairman and Chief Executive, Arland Dunn, who died on April 19 at the age of 65 following a prolonged illness.

The Board of Directors has appointed Larry Bach, a director and the Corporate Secretary, to serve as the Company's Acting Chairman, and Kevin Romney, who had been serving as the General Manager, to serve as the Company's new Chief Executive Officer. The Company also announced the addition of John Dumble, Vice President of Business Development, to fill the vacant position on 21st Century's Board of Directors. Detailed information regarding the changes in management will be set forth in a Current Report on Form 8-K filed with the SEC.

On the changes, the Board issued a joint statement reading, "Mr. Dunn was an outstanding leader, businessman and friend who will be dearly missed by everyone associated with 21st Century Technologies. Our thoughts and sympathies go out to his family at this difficult time. Mr. Dunn successfully navigated the Company through its transition to a Business Development Company, the infusion of over $5 million of private placement financing, and the recently announced net profit for fiscal 2003. He made a lasting mark on 21st Century Technologies, and his leadership was an integral part of the Company's recent growth."

The Board's statement continued, "We are confident in the abilities of Messer's Bach, Romney and Dumble to continue Arland's legacy with a successful transition and even greater performance in the future. Mr. Bach, who received his Bachelor of Arts degree from the University of North Texas and Juris Doctor from Southern Methodist University, has been the Company's Secretary since May, 2002 and business advisor and consultant to Mr. Dunn since 1995. Mr. Romney, a certified public accountant who previously worked for Ernst & Young, is an experienced entrepreneur who has been the Company's general manager for the past two years. Mr. Dumble is a seasoned investor and business man who has been the Company's V.P. of Business Development for the past 18 months." 21st Century Technologies is a Business Development Company pursuant to the Investment Company Act of 1940. 21st Century has ownership in several investment portfolio companies, including Trident Technologies, Inc., which manufactures high-technology magnet-powered patching and sealing systems, Innovative Weaponry, Inc., maker of low light and no light tritium-powered gun sights, the Miniature Machine Corporation, manufacture of precision adjustable gun sights, Paramount Multiservices, Inc., a telemarketing firm and PrizeWise, Inc., a web-based marketing system which is being readied for a near future launch.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of
1995:
The statements which are not historical facts contained in this press release are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future financial results, regulatory approval processes, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties as may be detailed in the Company's filings with the Securities and Exchange Commission.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        21st CENTURY TECHNOLOGIES, INC.
                                                 (Registrant)



Dated:  April 21, 2004                  By: /s/ KEVIN ROMNEY
                                             _________________________
                                             Kevin Romney
                                             Chief Executive Officer